2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 January 2016 www.irtreit.com Exhibit 99.1

This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Independence Realty Trust, Inc. (“IRT”) operates and beliefs of and assumptions made by IRT management, and involve uncertainties that could significantly affect the financial results of IRT. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated impact of IRT’s acquisition of Trade Street Residential, Inc. (“TSRE”), future financial and operating results (such as FFO and Core FFO), IRT’s plans, objectives, expectations and intentions and statements that address operating performance, events or developments that IRT expects or anticipates will occur in the future. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of IRT, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the integration of IRT’s and TSRE’s businesses, (v) IRT’s maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board, (x) risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions, (xi) whether IRT will be able to sell the assets identified as planned for disposition or other assets or generate sufficient net proceeds from such sales or otherwise be able to pay down IRT’s Interim Term Loan or other indebtedness, and (xii) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT does not undertake any duty to update any forward-looking statements appearing in this presentation.   This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTREIT.com under Investor Relations. IRT’s other SEC filings are also available through this link. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of IRT.       Disclosure Notices

Scott F. Schaeffer Chairman & CEO Chairman and CEO – Independence Realty Trust, Inc. Over 15 years at RAIT Financial Trust serving in a variety of roles Extensive real estate experience (over 30 years) specializing in acquiring and financing commercial real estate Previously, led the real estate group at Resource America, Inc., a specialty finance company Farrell M. Ender President President – Independence Realty Trust, Inc. Served in a variety of roles at RAIT Financial Trust dating back to 2002 Over 15 years of experience in the acquisition/disposition, property management, and construction management of apartment properties James J. Sebra CFO & Treasurer CFO and Treasurer – Independence Realty Trust, Inc. Joined RAIT Financial Trust in December 2006 17 years of real estate experience IRT is led by a management team with significant multifamily and real estate experience (15 - 30+ years of industry experience) Senior Management

Apartment REIT focused on building a portfolio of well-located apartment properties which generate attractive risk adjusted returns, stable occupancy and the potential for property appreciation through rent increases and improved operating efficiency Listed on the NYSE MKT in August 2013 – “IRT” Targets markets with strong demographic and employment trends with limited new supply Focused on achieving outsized cash on cash returns Seasoned external manager with significant resources for IRT’s benefit Externally managed by a subsidiary of RAIT Financial Trust (NYSE: RAS) – a multi-strategy commercial real estate company with a vertically integrated platform and significant experience owning, operating and lending against apartment properties On September 17, 2015, closed on the acquisition of Trade Street Residential, Inc. (“TSRE”) for approximately $674mm IRT owns 49 properties in 24 markets with 13,724 units(1) Diversified across the Southeast and Midwest 94% average occupancy; $953 average rent per unit(1) Who are we? As of 9/30/2015 pro forma removes Centrepoint (Tucson, AZ) sold in 4Q 2015.

IRT raised $67mm, $77mm and $58mm of proceeds in 3 follow on offerings throughout 2014 Proceeds used to fund property acquisitions Independence Realty Trust (IRT) is formed as an externally managed REIT 2012 2009 2012 2010 2012 2011 2012 2012 2012 2013 2012 2014 2012 2015 IRT lPOs on NYSE MKT, raising $34mm of proceeds Proceeds used to redeem Series A preferred stock and Series B preferred OP units and to fund property acquisitions Announced definitive merger agreement to acquire Trade Street Residential (NASDAQ: TSRE) Mar. 2009 2014 May 2015 Aug. 2013 Closes acquisition of Trade Street Residential (4,989 units) for $674mm Sep. 2015 Acquired 236 units for $25mm 1H 2015 Acquired 3,477 units for $328mm 2H 2014 Acquired 2,552 units for $169mm 1H 2014 Acquired 786 units for $36mm 2H 2013 Acquired 192 units for $16mm 2H 2012 RAIT acquired IRT and contributed six properties with 1,812 units 2011 Sold 320 units for $34mm Dec. 2015 Corporate History Source: Company filings.

Portfolio With Stable Growth and Resilient Through Economic Cycles Highly Attractive Industry and Market Fundamentals Commitment to Prudently Recycling Capital Enhanced Scale and Improved Portfolio Quality and Market Penetration Post Trade Street Merger Strong Sponsor with Significant Alignment of Interests Investment Highlights

Enhanced Scale and Improved Portfolio Quality and Market Penetration Post Trade Street Merger

Transformational Trade Street Residential, Inc. (TSRE) Acquisition

1	**Enhanced scale**	– Combined scale provides an enhanced platform to pursue accretive acquisitions and transformational opportunities – Increased number of units by 55% – Increased market capitalization improves shareholder liquidity
2	**Improved portfolio quality**	– TSRE assets amongst the newest in the multifamily REIT space with average property age of 11 years – Increases operating efficiency with pro forma NOI margin of 55%(1) – Improves portfolio diversification with class A assets now constituting 36% of combined company(2) – Meaningfully improves average base rents with additional upside from strong leasing momentum and positive releasing spreads
3	**Accelerates market penetration**	– Accelerates IRT's regional market expansion strategy, creating one of the leading regional multifamily platforms – TSRE assets provide enhanced geographic diversity within targeted regions; exposure to 8 new quality markets and increased presence in 3 existing markets
4	**Immediate financial benefit**	– Expected to be accretive to 2016 Core FFO per share – Significant identified run-rate cost savings and NOI upside from value-add capex – Seamless integration

Source: Company filings.
(1) Based on twelve months ending 9/30/2015 financials, excludes Centrepoint (Tucson, AZ) sold in 4Q 2015.
(2) Based on units as of 9/30/2015, excludes Centrepoint (Tucson, AZ).

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TSRE Acquisition Consistent with External Growth Track Record At IPO(1) Pre TSRE Merger(2) Post TSRE Merger(3) Total # of Properties 8 31 49 Total # of Units 2,004 9,055 13,724 Average Base Rent ($)(4) $791 $848 $953 Average Occupancy (%) 93.6% 93.3% 94.0% Average Age (years) 26 20 17 LTM NOI Margin (%)(5) 52% 53% 55% Undepreciated Book Value of Real Estate ($mm) $154mm $717mm $1,372mm Portfolio Quality(6) Source: Company filings and CoStar. Information as of 8/16/2013. Information is as of 9/30/2015, excludes the acquisition of TSRE. Information is as of 9/30/2015, excludes Centrepoint (Tucson, AZ) sold in 4Q 2015. Average Monthly Effective Rent per Occupied Unit. Last Twelve Months (“LTM”). Weighted by units.

TSRE Acquisition Accelerates Market Penetration Legacy IRT properties Recent Disposition Planned Dispositions Economies of Scale Legacy TSRE properties Source: Company information. Under Contract

Commitment to Prudently Recycling Capital

TSRE Acquisition Funding Acquisition of TSRE for $674mm on 9/17/15 Consideration a combination of cash, stock and new and assumed secured debt Consideration for TSRE Equity Common shares: $3.80 per share cash and 0.4108 IRT common shares OP units: 0.8216 IRT OP units Source: Company information.

Commitment to Prudently Recycling Capital

- Continuously evaluate whether to sell properties to strengthen presence in target markets
- Specifically consider:
  - Whether the asset has reached its economic potential
  - Market and economic conditions
  - The submarkets where the portfolio is concentrated to determine whether the economic and demographic characteristics remain attractive
  - Property margins and ongoing capital requirements
- Recently completed the sale of Centrepoint for $33.6mm (5.7% LTM cap rate)(1)
- Cumberland Glen under contract for $18.0mm (4.9% LTM cap rate) (1)
- Plan to dispose Belle Creek and Tresa at Arrowhead in 1H 2016(2)
- Identified and future disposition activity expected to generate net proceeds greater than or equal to the amount needed to repay the Interim Term Loan

($ in millions)

Status	Asset	Location	Sale Date	Sale Price	LTM Nominal Cap Rate	Debt Balance	Net Proceeds
Closed	Centrepoint	Tucson, AZ	4Q15	$33.6	5.7%	$19.4	$14.2
Under Contract	Cumberland Glen	Atlanta, GA	1Q16	18.0	4.9	6.8	11.2

Source: Company information.
(1) Last Twelve Months ("LTM").
(2) Disclosure regarding planned dispositions and the expected use of any proceeds constitutes "forward-looking statements" described on slide 2.

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Recent and Planned Dispositions – Case Studies Centrepoint (Tucson, AZ) Contributed by RAIT in December 2011 $761 rent per occupied unit at the date acquired by IRT Sold in Q4 2015 for $33.6mm $843 rent per occupied unit at the sale date (10.8% increase since acquisition)(1) Cumberland Glen (Atlanta, GA) Contributed by RAIT in April 2011 $622 rent per occupied unit at the date acquired by IRT $768 rent per occupied unit (23.5% increase since acquisition)(1) Belle Creek (Henderson, CO) Contributed by RAIT in April 2011 $775 rent per occupied unit at the date acquired by IRT $1,154 rent per occupied unit (48.9% increase since acquisition)(1) Tresa at Arrowhead (Phoenix, AZ) Contributed by RAIT in April 2011 $732 rent per occupied unit at the date acquired by IRT $872 rent per occupied unit (19.1% increase since acquisition)(1) Information as of 9/30/2015.

Portfolio With Stable Growth and Resilient Through Economic Cycles

Affordable B/B+ Grade Positioning Highly Defensive A B C Homeownership rates declining Higher income tenants move down in a recession Renters move down to Class B as aggressive rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income tenants move up as income grows Sample IRT Tenant Demographic Value driven Middle income category Renters by necessity IRT Tenants Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state of the art amenities Conveniently located

Stable Cash Flow Profile (Cont'd)

Historic Rent / Unit Growth

IRT Top 5 Submarkets(1) vs Gateway Markets


15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Weighted Average IRT(1)
Los Angeles
New York
AVB(2)
EQR(2)
UDR(2)

Source: REIS, Company filings.

(1) Markets comprise Atlanta, Austin, Louisville, Memphis and Oklahoma City. Weighted by number of units.

(2) Same store growth disclosed. AvalonBay Communities, Inc. ("AVB"), Equity Residential ("EQR") and UDR, Inc. ("UDR").

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Highly Attractive Industry and Market Fundamentals

Attractive Apartment Industry Dynamics Support Strong Demand Positive Demographic Factors Demand for rental housing will remain strong as a result of a strengthening job market and positive household formation growth Population growth in IRT’s markets have grown by 1.45% in 2015 compared to 1.08% in the U.S. Low Homeownership While both owner and rental sectors benefit from the growth in households, the rental sector is benefiting more from this trend due to the declining homeownership rate A contributing factor is that homeownership affordability remains challenging for many households, especially for many first time buyers Limited New Supply Notwithstanding an increase in apartment completions across the broader apartment market, national vacancy rates remain very close to historic lows The majority of new supply remains focused on primary markets IRT’s markets have outperformed both the regional and national markets in terms of their ability to absorb new deliveries IRT’s markets absorbed a weighted average of 104% of completions during 2015 compared to 91% for the U.S. overall For each additional unit delivered, IRT’s markets have seen a weighted average 12.5 person increase in population compared to 10.5 for the U.S. overall Source: Freddie Mac, U.S. Census Bureau, PwC Real Estate Investor Survey, Company information. Conditions expected to remain favorable for apartment fundamentals for the foreseeable future across IRT’s markets

Positive Demographics Migration Outpacing New Supply Population Growth Projections Source: REIS Data, RAIT Financial Trust. Completions data for the IRT markets of Asheville NC, Jackson MS, and Huntsville AL are not tracked by REIS and therefore projected migration and completions for these markets are not included in the data. Projected Net Migration / Projected Completions(1) Represents the number of people migrating to markets for every one unit delivered

Strong Employment Outlook Job Growth Outpacing New Supply Projected Employment Growth Source: REIS Data, RAIT Financial Trust. Completions data for the IRT markets of Asheville NC, Jackson MS, and Huntsville AL are not tracked by REIS and therefore projected jobs and completions for these markets are not included in the data. Projected Jobs / Projected Completions(1)

Strong Sponsor with Significant Alignment of Interests

Sponsored by RAIT Multi-strategy commercial real estate company with $5.8 billion of assets under management as of September 30, 2015 RAIT’s IPO – January 1998 Scalable “in-house” commercial real estate platform Over 900 employees including property management personnel In-house legal team, asset management and an S&P rated loan servicer Offices in Philadelphia, New York, Chicago, Dallas and Charlotte Seasoned executive team with extensive real estate experience Multi-Strategy Business Approach Commercial real estate lender Commercial real estate owner & operator Asset & property manager Extensive networks of contacts in the apartment industry Allows RAIT to source attractive, off-market acquisition opportunities Sponsor: RAIT Financial Trust (NYSE: RAS) Source: Company information.

RAIT is the largest stockholder in IRT with 7.3 million shares or approximately 15% of IRT’s outstanding common stock as of January 19, 2016 RAIT controls entities that advise and manage IRT and its properties Externally managed by Independence Realty Advisors, a wholly-owned subsidiary of RAIT Properties managed by RAIT Residential, a full-service property manager that is wholly owned by RAIT with approximately 550 employees Management agreement structured to incentivize performance Asset management and incentive fee 0.375% quarterly base management fee (1.5% annually) of IRT’s cumulative equity raised 20% of Core FFO in excess of $0.20 per share No acquisition, disposition, or financing fees Property management fees Strong Alignment of Interests Between Sponsor and Stockholders Source: Company information.

Portfolio With Stable Growth and Resilient Through Economic Cycles Highly Attractive Industry and Market Fundamentals Commitment to Prudently Recycling Capital Enhanced Scale and Improved Portfolio Quality and Market Penetration Post Trade Street Merger Strong Sponsor with Significant Alignment of Interests Investment Highlights